PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2024
PROPERTY AND EQUIPMENT
PROPERTY AND EQUIPMENT

7. PROPERTY AND EQUIPMENT

Property and equipment, net of accumulated depreciation, as of December 31, 2023 and 2024 consisted of the following:

	2023	2024
Server and network equipment	305.7	794.9
Infrastructure systems	63.1	63.1
Land, land rights and buildings	50.3	48.5
Other equipment	12.0	13.0
Assets not yet in use	1.9	163.9
Total	433.0	1,083.4
Less: accumulated depreciation	(304.8)	(236.4)
Total property and equipment	128.2	847.0

Assets not yet in use primarily represent server and network equipment, infrastructure systems, equipment and other assets under installation, including related prepayments, and comprise the cost of the assets and other direct costs applicable to purchase and installation.

Depreciation expenses related to property and equipment for the years ended December 31, 2022, 2023 and 2024 amounted to $26.9, $27.9 and $75.4 respectively.